Exhibit 99.2

EXECUTION COPY

STOCK PURCHASE AND SALE AGREEMENT

     This Stock Purchase and Sale Agreement (“Agreement”) is entered into as of April 26, 2002 by and between CYCH, Inc. (“CYCH” or “Seller”) and Fahad Mohamed Saleh Al-Athel (“Buyer”).

     WHEREAS, the Seller is the legal record and beneficial owner of 199,823 shares of the common stock of PayPal, Inc. (“Shares”); and

     WHEREAS, in connection with its ownership of the Shares, the Seller is entitled to certain rights and subject to certain restrictions under a related Investors’ Rights Agreement (“Rights Agreement”);

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell and transfer to the Buyer, and the Buyer desires to purchase from Seller, the Shares; and

     WHEREAS, subject to the terms and conditions set forth in that certain Assignment and Assumption Agreement by and between the parties, the Seller shall agree to transfer and the Buyer shall agree to assume such rights and restrictions as set for the in the Rights Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Buyer agree as follows:

Section 1 – Purchase and Sale; Closing

     1.1 Purchase and Sale; Assignment and Transfer of Rights. Subject to the terms and conditions set forth in this Agreement, the Seller shall sell and transfer to Buyer and Buyer shall purchase from the Seller the Shares. The closing of the purchase and the sale shall take place May 1, 2002 or such other time as the parties shall mutually agree.

     1.2 Purchase Price and Escrow. The aggregate Purchase Price for the Shares shall be $4,196,283. On the date hereof, Buyer shall deposit, into the escrow account established by the Buyer and Seller pursuant to, and on the terms and conditions of, an Escrow Agreement of even date herewith by and among the Buyer, the Seller and Piper Rudnick LLP as Escrow Agent (the “Escrow Account”), as a credit against the Purchase Price, an aggregate of $583,630 (the “Deposit”). The Deposit shall be refundable to Buyer or released to the Seller pursuant to the terms of the Escrow Agreement. At the Closing hereunder, Buyer shall pay the balance of the Purchase Price, $3,612,653 into the Escrow Account and the aggregate Purchase Price so deposited into the Escrow Account shall be released to the Seller pursuant to the terms of the Escrow Agreement.

     1.3 Closing Deliveries. At the Closing: (a) the Seller shall deliver to Buyer (i) stock powers in form sufficient to transfer the Shares to the Buyer, (ii) an Assignment and Assumption Agreement executed by the Seller and consented to by PayPal Inc., and (iii) an opinion of counsel, in form reasonably satisfactory to counsel for the Buyer and counsel for PayPal, Inc. regarding the ability of the Seller to sell and transfer the Shares and Rights to Buyer without registration under the Securities Act of 1933, as amended; (b) the Seller shall deliver to the Escrow Agent its certification and evidence pursuant to Section 3 of the Escrow Agreement; (c) the Buyer shall deliver to PayPal, Inc. executed copies of a lock-up agreement, in form reasonably acceptable to PayPal, Inc.; (d) the Buyer shall deliver to Seller an executed Assignment and Assumption Agreement, and (e) the Buyer shall deliver to the Escrow Agent its certification and evidence pursuant to Section 3 of the Escrow Agreement.

Section 2 – Representations and Warranties of Seller

     2.1 Power and Authority. The Seller has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of each of this Agreement, the Escrow Agreement and the Assignment and Assumption Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller. This Agreement, the Escrow Agreement and the Assignment and Assumption Agreement have been (or upon delivery will be) duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms

     2.2 Consents and Approvals. Other than the consent of the U.S. Bankruptcy Court (which consent the Seller represents and warrants has been obtained), the Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Seller of this Agreement, the Escrow Agreement and the Assignment and Assumption Agreement.

     2.3 Ownership of Shares. The Seller is the record and beneficial owner of the Shares.

     2.4 Transfer of Shares. The transfer of the Shares at Closing pursuant to this Agreement, assuming performance of this Agreement and the Assignment and Assumption Agreement by the Buyer, will be sufficient to vest all of Seller’s right, title and interest in the Buyer.

Section 3 – Representations and Warranties of Buyer

     3.1 Power and Authority. Buyer has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of each of this Agreement, the Escrow Agreement and the Assignment and Assumption Agreement by Buyer and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Buyer. This Agreement, the Escrow Agreement and the Assignment and Assumption Agreement have been (or upon delivery will be) duly executed by Buyer and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     3.2 Consents and Approvals. Buyer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by Buyer of this Agreement, the Escrow Agreement and the Assignment and Assumption Agreement.

     3.3 Disclosure; Representations and Warranties of Seller. Buyer acknowledges and agrees that the Seller has made no representations and has provided no warranties to the Buyer with respect to the Shares, its rights and obligations under the Rights Agreement or the transactions contemplated by this Agreement other than those made in Section 2 above, has made no recommendation to the Buyer concerning the Shares, and has provided no disclosure or other information to the Buyer about PayPal, Inc.

Section 4 – Conditions to Closing; Termination.

     4.1 Conditions to Buyer’s Obligation to Close. The obligation of the Buyer to close the purchase and sale of the Shares is subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

          (a)  The representations and warranties of the Seller contained herein, shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; and

          (b)  The Seller shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing (including, without limitation, the Seller’s obligations under Section 1.3).

     4.2 Conditions to Seller’s Obligation to Close. The obligation of the Seller to close the purchase and sale of the Shares is subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

          (a)  The representations and warranties of the Buyer contained herein, shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; and

          (b)  The Buyer shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing (including, without limitation, the obligations of Buyer under Section 1.3).

     4.3 Termination. This Agreement may be terminated by either party upon notice to the other in the event that the Closing fails to occur on or before May 1, 2002. Such termination shall be without prejudice to either party’s rights hereunder or under the Escrow Agreement.

     Section 5 – Other Provisions.

     5.1 Entire Agreement. This Agreement and the related Escrow Agreement and Assignment and Assumption Agreement, together with any exhibits or schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.2 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to Buyer, to:

Fahad Mohamed Saleh Al-Athel
Saudi Fal Building, Al-Arouba Street
P.O. Box 4900
Riyadh, Saudi Arabia 11412
Facsimile No.: + 966 1 419 2239

If to the Seller, to:

CYCH, Inc.
P.O. Box 3136
Warrenton, VA, 20188
Attn: Tom LaHaye
Facsimile No.: 1.540.351.0785

With a copy to:

Piper Rudnick LLP
1200 Nineteenth Street NW
Washington, DC 20036-2412
Attention: Thomas L. Hanley, Esquire
Facsimile No.: 1-202-223-2085

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, facsimile, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Buyer and the Seller. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.5 Successors and Assigns. No party may, without the prior express written consent of each other party, assign this Agreement or any of its rights or obligations under this Agreement in whole or in part. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Virginia, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Alexandria, Virginia. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in City of Alexandria, Virginia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper.

     5.8 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     5.9 Cooperation. Seller agrees that it will use its commercially reasonable efforts to cooperate with Buyer following the Closing to resolve any issues concerning Buyer’s purchase or ownership of the Shares.

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase and Sale Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER

CYCH, INC

By: /s/ Tom LaHaye
Name: Tom LaHaye Title: Bankruptcy Plan Administrator

BUYER

Saudi Venture Development Company

By: /s/ Faisal Al Hejailan
Name: Faisal Al Hejailan